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                                                       [SHIP LOGO VANGUARD/(R)/]






VANGUARD/(R)/ FUNDS



Supplement to the Statement of Additional Information


TRUSTEE ADDED TO VANGUARD FUNDS' BOARDS OF TRUSTEES

The boards of trustees of the Vanguard funds have added Emerson U. Fullwood as a trustee, effective January 1, 2008. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers.


Mr. Fullwood's principal occupations and outside directorships during the past five years include: Executive Chief Staff and Marketing Officer for North America of Xerox Corporation (photocopiers and printers) since 2004; Corporate Vice President of Xerox Corporation since 1996; Director of SPX Corporation (multi-industry manufacturing company) since 1998; Director of United Way of Rochester since 1995; and Director of the Boy Scouts of America since 2000.































(C)2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                          SAI012008

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